

AFL- CIO
HOUSING INVESTMENT TRUST

January 29, 2015

IBEW/NECA Employee Benefits Conference

Lesyllee White, Esq.
Senior Vice President &
Managing Director of Marketing

National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037 • (202) 331-8055

www.aflcio-hit.com

About the AFL-CIO Housing Investment Trust

- $4.9 billion investment grade fixed-income mutual fund
- Specializes in multifamily mortgage-backed securities
- 370 institutional investors
  - 73% Taft-Hartley pension funds and labor organizations
  - 27% public employee pension funds
- Includes 98 IBEW-affiliated funds with holdings of $657 million
- 100% union construction requirement

Investment Objective and Strategy

OBJECTIVE:

Generate competitive risk-adjusted fixed-income returns, while financing primarily housing, including affordable and workforce housing, and creating good union jobs

STRATEGY:

- Construct and manage a portfolio with superior credit quality, higher yield and similar interest rate risk relative to the Barclays Aggregate benchmark
- Specialize and overweight in government/agency multifamily MBS, with a focus on construction-related investments

HIT's Superior Yield and Lower Credit Risk

As of December 31, 2014	HIT	Barclays Aggregate
Superior Credit Profile		
AAA & U.S. Government/Agency	94.0%	71.8%
A & Below	1.6%	23.7%
Superior Yield		
Current Yield: 33 basis point advantage	3.42%	3.09%
Yield to Worst: 29 basis point advantage	2.43%	2.14%
Similar Interest Rate Risk		
Effective Duration	4.80	5.26
Convexity	0.09	0.03
Similar Call /Prepayment Risk		
Call Protected	72%	71%
Not Call Protected	28%	29%

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Track Record: 22 Consecutive Calendar Years Outperforming Benchmark
(on a gross basis)



Annualized Total Returns versus Benchmark
As of December 31, 2014
6%
4%
2%
0%
6.56%
6.10%
5.97%
3.04%
2.60%
2.66%
4.79%
4.34%
4.45%
5.16%
4.72%
4.71%
1-year
3-year
5-year
10-year
HIT Gross
HIT Net
Barclays Aggregate

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

HIT's Direct Deal Sourcing


Federal & Local Housing Finance Agencies
Labor/ Community Organizations
Developers
Mortgage Bankers
HIT

Working with Local Unions to Source Deals

- HIT works in partnership with local IBEW-affiliated unions to identify union projects.
- We help structure financing to meet the needs of the borrower and of our portfolio.
- IBEW Local 3 brought the $49 million Electchester rehabilitation project located in Queens, NY to the HIT in 2012, creating an estimated 175 total union construction jobs.
- HIT is currently reviewing a 130-unit multifamily project in Novato, California based on a lead from IBEW Local 551.
- HIT's activities showcase what union pensions funds can do to change the pension landscape by providing strong returns and meaningful jobs.

HIT Track Record – Returns, Jobs and Housing

- 22 consecutive years outperforming the benchmark on a gross basis
- No principal losses in the past 16 years
- HIT's investments since inception in 1984:*
  - **74,000 union construction** jobs created
  - **$8.5 billion** invested by the HIT in 448 projects, 411 with construction work
  - **$11.7 billion** total development value
  - **98,700** housing and healthcare units
  - **65% of units affordable** to working families

*Includes HIT's subsidiary Building America

HIT's Construction Jobs Initiative Achievements since 2009

- **20,700 on-site construction jobs**
- **$1.7 billion** pension capital invested by HIT
- **TDC of $4.0 billion**
- **70 projects in 32** cities (HIT & Building America)
- **22,377 housing units**
- HIT generated cumulative 34.9% gross return and cumulative 31.4% net return from 2009 through 2014
- Pipeline of projects should add to construction-related investments going forward

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended December 31, 2014, was 6.10%, 2.60%, 4.34%, and 4.72%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

HIT's Investments



Georgetowne Homes 1 & 2
Boston, MA
Substantial Rehabilitation

Georgetowne Homes 1 & 2	
HIT Commitment	$115,848,000
Total Development Cost	$325,203,701
Total Housing Units	967
Estimated Union Jobs	643

HIT's Investments



Hunter's Point South - Building A
New York, NY
New Construction

Hunter's Point South - Building A	
HIT Commitment	$8,265,000
Total Development Cost	$232,950,050
Total Housing Units	619
Estimated Union Jobs financed by HIT	195

HIT's Investments



101 Polk
San Francisco, CA
New Construction

101 Polk	
HIT Commitment	$58,084,400
Total Development Cost	$82,847,679
Total Housing Units	162
Estimated Union Jobs	451



Five15 on the Park
Minneapolis, MN
New Construction

Five15 on the Park	
HIT Commitment	$32,000,000
Total Development Cost	$41,850,326
Total Housing Units	259
Estimated Union Jobs	256

New Report on the Economic & Fiscal Impacts of the HIT

- HIT commissioned study of the Economic & Fiscal Impacts of its investments.
- Pinnacle Economics, Inc. quantified the impacts by analyzing over 400 HIT-financed construction and rehabilitation projects from 1984 – 2014 using the widely accepted IMPLAN model.
- The analysis shows how money spent on HIT investments flows through the economy and creates economic impacts such as personal income and fiscal impacts such as state and local tax revenue.
- The report estimates that **$8.5 billion in HIT investments** have generated more than **$24 billion in total economic activity** to communities across the U.S.
- It details the significant number of jobs created for IBEW members and the other trades.
- HIT investors including NEBF have expressed interest in the report. HIT staff is currently talking with NEBF about the impact of construction-related projects.

Economic & Fiscal Impacts of the HIT

HIT Investments of $8.5 billion generated an estimated:*	
Total Economic Impact	$24.5 billion
Total Personal Income	$9.6 billion
Personal Income for Union Construction Workers	$4.9 billion
Total Jobs	157,300
Union Construction Jobs	74,100

** Source: Pinnacle Economics, Inc., and HIT.*
As of December 31, 2014 and in 2014 dollars.

IBEW Estimated Hours of Work on HIT Projects*

Since Inception (1984 – 2014)

Total hours of IBEW work generated:	**22,381,800**
Total hours of union work generated:	**149,212,100**

Construction Jobs Initiative (2009 - 2014)

Total hours of IBEW work generated:	**6,255,900**
Total hours of union work generated:	**41,706,100**

** Source: Pinnacle Economics, Inc., and HIT.*
As of December 31, 2014 and in 2014 dollars.

Detroit@Work: Investment Strategy for Detroit

- HIT is working closely with labor unions, local and federal agencies, and non-profits to design a strategy to foster economic growth.
- Investments in industrial development and housing infrastructure would create thousands of jobs in Detroit.
- Implementation in early 2015 after input from stakeholders and experts.



Detroit@Work: Four Major Action Items

1. Investment in Downtown Detroit - nine affordable housing and economic development projects.
2. Promote neighborhood stabilization by rehabbing vacant scattered-site properties with a union-sponsored development corporation.
3. Support the small business entrepreneurial economy by providing highly competitive loans to automotive supply and construction businesses through a local lending partner.
4. Help rebuild Detroit's manufacturing base, including the auto industry by building a new auto plant

CIT: Opportunity for Defined Contribution Plans

- HIT identifying ways to raise capital from defined contribution plans to sustain growth
- Expansion will permit the HIT to fund more construction and rehabilitation projects that generate jobs and affordable housing and contribute to HIT's competitive returns
- The vehicle would be a Collective Investment Trust (CIT) and is expected to be ready for the market in second quarter 2015
- Fund would be daily valued and will be primarily invested in the HIT with a Barclays Aggregate Index component
- Eligible investors would be trustee-directed supplemental plans and participant directed plans such as 401(k)s

For discussion purposes only. A collective investment fund, if any, may or may not deviate from the proposed HIT/CIT concept vehicle's objectives, strategies, and risks described above. The collective investment fund described above has not been created and any information provided by the Trust with respect to the investment objectives or guidelines is necessarily preliminary and subject to change. No oral or written communications made by the Trust regarding the possibility of such a collective investment fund shall constitute an offer to sell or the solicitation of an offer to buy a collective investment fund and the Trust will not sell or accept any such offers. Upon receipt of this document you represent and warrant that you have not and will not rely on this writing or any other oral or written communications relating to the proposed collective investment fund concept vehicle in making any investment decisions.

The Outlook for the HIT in 2015

- Strong liquidity and superior fundamentals should offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark
- Demand for U.S. rental housing - the focus of HIT's investment strategy – is expected to remain strong.
- HIT's focus on multifamily investments should provide opportunities to earn superior yield, put union members to work, create affordable housing for working families and spur economic development across the nation.
- HIT's pipeline of investments should allow HIT to execute its strategy.
- Outlook is for steady growth of assets and investors based on the HIT's long track record of competitive returns and its ability to create jobs and stimulate local economies.
- **HIT is actively seeking capital from union pension funds and other eligible investors to finance additional income- and job-generating investments in 2015.**

Contact Information

2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
(202) 331-8055

www.aflcio-hit.com

Chang Suh, CFA, *Senior Executive Vice President - Chief Portfolio Manager*

Lesyllee White, *Senior Vice President and Managing Director of Marketing*

Emily Johnstone, *Western Regional Marketing Director*

Paul Sommers, *Midwest Regional Marketing Director*

Kevin Murphy, *Regional Marketing Director*

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or as a recommendation of any kind.

Thank you!